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                                                                   Exhibit 10.15

                           Riverstone Networks, Inc.


                                    CONSENT


     By executing this consent, the undersigned hereby consents to being named in the Registration Statement on Form S-1 (333-45958) of Riverstone Networks, Inc. as a person who is about to become a director of Riverstone upon completion of the offering to which the Registration Statement relates.

                                       /s/ Christopher Paisley
                                       ------------------------------
                                       Christopher Paisley